SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2004


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-29239                 36-3909334
          --------                     ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File No.)            Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                 60601
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)




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Item 5.           Other Events and Regulation FD Disclosure

         On March 4, 2004, Inforte Corp. ("Inforte") announced that it has entered into a definitive merger agreement to acquire COMPENDIT, Inc., a leading provider of SAP Business Intelligence Implementation consulting services. A copy of the announcement is attached as Exhibit 99.




Item 7.           Financial Statements and Exhibits

(c)      Exhibits

99             Press Release







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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


March 4, 2004                           By:      /s/ Nick Heyes
                                           -------------------------------------
                                                 Nick Heyes
                                                 Chief Financial Officer










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